SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2015

00027763

(Commission file number)

SITESTAR CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	88-0397234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7109 Timberlake Road

Lynchburg, VA 24502

(Address of principal executive offices) (Zip Code)

(434) 2394272

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)

[ ] Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ] Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Explanatory Note

This Form 8-K/A is amended to attach as an exhibit the letter of the Company’s independent accountant agrees with the statements made in response to Item 4.02.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(b) The following Item 4.02(b) disclosure below relates to nonreliance on and restatement of our financial statements for the quarters ended March 31, 2015 and June 30, 2015.

Following a discussion between Dan Judd, CFO, and Ciro E. Adams, CPA, LLC, the Company’s independent accountants, and the review of the Company’s financial information on Wednesday, September 23, 2015, by letter dated September 25, 2015, Ciro E. Adams, CPA, LLC, informed the Company that action should be taken to prevent future reliance on previously completed interim reviews to previously issued financial statements in Form 10Q for the quarter ended March 31, 2015 and in Form 10Q for the quarter ended June 30, 2015 for the following reasons:

(i)	For the quarter ended March 31, 2015, legal fees are underaccrued by approximately $70,000. These legal expenses relate to a settlement entered into on February 6, 2015.
(ii)	For the quarter ended June 30, 2015, an under-accrual of legal fees of approximately $30,000 remained related to this settlement noted above in (i).

The financial statements in the Form 10Q for the quarters ended March 31, 2015, and June 30, 2015, should not be relied upon.

In addition, the Company will reclassify certain expenses from the Internet division to the Real Estate division. These expenses include wages for employees who work in the Real Estate division and rent for storage space used by the Real Estate division.

The Company intends to file a 10Q/A for each of the quarters ended March 31, 2015, and June 30, 2015, after the financial statements have been corrected and Ciro E. Adams, CPA, LLC, has given consent.

The Company’s Board of Directors discussed with the independent accountant the matters disclosed in this filing.

The Company is restating for errors identified in its:

(a)	Professional fees, accounts payable and accrued expenses, and,
(b)	Wages and rental expenses, and the effects of these restatements will be included in the amended Quarterly 10Q reports for the periods ended March 31, 2015 and June 30, 2015.

The correction of the errors noted in above (a) reduced net income by approximately $70,000, for the three-month period ended March 31, 2015, by approximately $0 for the three-month period ended June 30, 2015, and by approximately $30,000 for the six-month period ended June 30, 2015. The corrections noted in number above (b) have no effect on the consolidated net income but reallocates expenses in the Company’s divisions.

Item 9.01 - Financial Statements and Exhibits

(a)	Financial statements of businesses acquired – not applicable
(b)	Pro forma financial information – not applicable
(c)	Shell company transactions – not applicable
(d)	Exhibits

Exhibit No.	Exhibit Description
7	Letter from Ciro E. Adams, CPA, LLC dated October 7, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 7, 2015	SITESTAR CORPORATION

		By:	/s/ Daniel Judd
		Name:	Daniel Judd
		Title	CFO

EXHIBIT INDEX

Exhibit No.	Exhibit Description
7	Letter from Ciro E. Adams, CPA, LLC dated October 7, 2015